Exhibit 10.2

                            STOCK PURCHASE AGREEMENT

      This Stock Purchase Agreement (this "Agreement") is made and entered into as of December 29, 2004, between Steven Bruk ("Purchaser") and Slabsdirect.com, Inc., Delaware corporation (the "Company").

      WHEREAS, the Company has recently acquired CTT Distributors Ltd., a British Columbia corporation ("CTT");

      WHEREAS, prior to the acquisition of CTT, the Company's sole business consisted of its ownership of 100% of the issued and outstanding capital stock of Slabsdirect.com Online (B.C.) Ltd., which was formed pursuant to the laws of the Province of British Columbia on January 25, 2000 ("Slabs Online"); and

      WHEREAS, the Company has been unsuccessful to date in developing the business of Slabs Online and the Company believes it is in its best interest to dispose of Slabs Online, and focus its resources on the business and operation of CTT;

      NOW, THEREFORE, in consideration of the foregoing and the terms and conditions hereof, the parties hereto agree as follows:

                     ARTICLE I - PURCHASE AND SALE OF STOCK

      1.1   TRANSFER OF SLABS ONLINE

      Subject to the terms and conditions hereof, on the Closing Date (as defined below), the Company shall sell, convey, transfer, assign and deliver to Purchaser and Purchaser shall purchase from the Company all of the issued and outstanding common shares of Slabs Online (the "Slabs Online Stock").

      1.2   THE CLOSING

      The closing of this Agreement (the "Closing") shall occur no later than December 10, 2004 (the "Closing Date") at 10:00 a.m. local time at the offices of Sichenzia Ross Friedman Ference LLP, New York, New York, or such other time or location as the parties hereto shall agree.

      1.3   DELIVERIES AT THE CLOSING

      On the Closing Date in order to effectuate the transfer of the Slabs Online Stock:

      (a) The Company shall deliver to Purchaser certificates representing all of the Slabs Online Stock, free and clear of any claim, lien, pledge, option, charge, easement, security interest, right-of-way, encumbrance, restriction on sale or transfer, preemptive right or option or any other right of any third party of any nature whatsoever ("Encumbrance"), duly endorsed in blank for transfer or accompanied by stock powers duly executed in blank.

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      (b) Purchaser shall deliver the consideration of the Purchase Price as set forth in Section 1.4 below.

      (c) Purchaser and the Company shall each deliver all documents, certificates, agreements and instruments required to be delivered pursuant to Articles IV and V; and

      (d) All instruments and documents executed and delivered to any party pursuant hereto shall be in a form and substance, and shall be executed in a manner, reasonably satisfactory to the receiving party.

      1.4   PURCHASE PRICE

      Subject to the terms and conditions of this Agreement, the total purchase price for the Slabs Online Stock (the "Purchase Price") shall be (i) delivery by Purchaser to the Company of 450,000 shares of the Company's common stock, together with stock powers duly endorsed for transfer in blank, signature medallion guaranteed (the "Purchaser Stock"), and (ii) the forgiveness of $15,000 of debt or other obligations due and owing from the Company to the Purchaser ("Company Obligations"); provided, however, on the Closing Date, Slabs shall reimburse Mr. Bruk $1,395 for expenses paid by Mr. Bruk on behalf of Slabs. The Purchaser agrees and acknowledges that the Purchaser Stock shall be cancelled upon delivery to the Company.

      1.5   ASSISTANCE IN CONSUMMATION OF THIS AGREEMENT

      Purchaser and the Company shall provide all reasonable assistance to, and shall cooperate with, each other to bring about the consummation of the purchase and sale of the Slabs Online Stock and the other transactions contemplated herein as soon as possible in accordance with the terms and conditions of this Agreement.

                   ARTICLE II - REPRESENTATIONS AND WARRANTIES
                                 OF THE COMPANY

      The Company hereby represents and warrants to Purchaser, as of the date of this Agreement and as of the Closing (which representations and warranties shall survive the Closing Date to the extent provided in Section 7.5 hereof):

      2.1   GOOD TITLE

      The Slabs Online Stock is owned by the Company with good and marketable title thereto, free and clear of any Encumbrance.


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

      2.2   ORGANIZATION, GOOD STANDING

      The Company is a corporation duly incorporated, validly existing and in good standing under the laws of Delaware, and has all requisite corporate power and authority to own, operate and lease its properties and assets and to carry on its business as now conducted.

      Slabs Online is a corporation duly incorporated, validly existing and is not in good standing under the laws of British Columbia.

      2.3   AUTHORIZATION

      The Company has the full corporate power and authority to enter into this Agreement and each of the documents to which it is a party, and to carry out the transactions contemplated hereby and thereby. This Agreement has been duly executed and delivered by the Company, and this Agreement is, and will be, on the Closing Date, a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with the terms of this Agreement.

      2.4   NO APPROVALS OR NOTICES REQUIRED; NO CONFLICTS WITH INSTRUMENTS

      The execution, delivery and performance of this Agreement by the Company and the consummation of the transactions contemplated hereby will not (a) constitute a violation (with or without the giving of notice or lapse of time, or both) of any provision of law or any judgment, decree, order, regulation or rule of any court or other governmental authority applicable to the Company, or
(b) require any consent, approval or authorization of, or declaration, filing or registration with, any person, corporation, partnership, joint venture, association, organization, other entity or governmental or regulatory authority (a "Person").

      2.5   AUTHORIZED CAPITALIZATION OF SLABS ONLINE

      Slabs Online's authorized capital stock consists solely of common shares of which 100 shares are issued and outstanding on the date of this Agreement and entirely held by the Company. All issued and outstanding shares of Slabs Online Stock are validly issued, fully paid and nonassessable. The Company is the sole owner of all issued and outstanding shares of capital stock of Slabs Online. There are no outstanding or authorized subscriptions, options, warrants, calls, rights, commitments or other agreements of any character which obligate or may obligate Slabs Online to issue any additional shares of any of its capital stock or any securities convertible into or evidencing the right to subscribe for any shares of any such capital stock. There are no voting trusts or other agreements or understandings with respect to the capital stock of Slabs Online to which the Company is a party or by which the Company is bound.

      2.6   BROKERS AND FINDERS

      The Company has not retained any broker or finder in connection with the transactions contemplated by this Agreement.


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

                  ARTICLE III - REPRESENTATIONS AND WARRANTIES
                                  OF PURCHASER

      Purchaser represents and warrants to the Company, as of the date of this Agreement and as of the Closing (which representations and warranties shall survive the Closing to the extent provided in Section 7.5 hereto):

      3.1   AUTHORITY

      Purchaser has full power and authority to execute, deliver and perform this Agreement and to carry out the transactions contemplated hereby. This Agreement has been duly executed and delivered by Purchaser, and this Agreement is, and will be, on the Closing Date, a legal, valid and binding obligation of Purchaser, enforceable against Purchaser in accordance with its terms.

      3.2   NO APPROVALS OR NOTICES REQUIRED; NO CONFLICTS WITH INSTRUMENTS

      The execution, delivery and performance of this Agreement by Purchaser and the consummation of the transactions contemplated hereby will not (a) constitute a violation (with or without the giving of notice or lapse of time, or both) of any provision of law or any judgment, decree, order, regulation or rule of any court or other governmental authority applicable to Purchaser, or (b) require any consent, approval or authorization of, or declaration, filing or registration with, any Person.

      3.3   OWNERSHIP OF THE PURCHASER STOCK

      The Purchaser Stock is owned by the Purchaser with good and marketable title thereto, free and clear of any Encumbrance.

      3.4   SATISFACTION OF COMPANY OBLIGATIONS

      Upon satisfaction of the Company Obligations pursuant to the terms of this Agreement, the Company shall have no further debts, liabilities, duties or obligations of any kind or nature due or owing to the Purchaser.

      3.5   BROKERS AND FINDERS

      Purchaser has not retained any broker or finder in connection with the transactions contemplated by this Agreement.


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

                ARTICLE IV - CONDITIONS PRECEDENT TO OBLIGATIONS
                                  OF PURCHASER

      The obligations of Purchaser to perform and observe the covenants, agreements and conditions hereof to be performed and observed by them at or prior to the Closing Date shall be subject to the satisfaction of the following conditions on or prior to the Closing Date, which condition may be expressly waived in writing by Purchaser.

      4.1   ACCURACY OF REPRESENTATIONS AND WARRANTIES

      The representations and warranties of the Company contained herein shall have been true in all material respects when made and shall be true as of the Closing Date as though made on that date, except as affected by transactions contemplated hereby and except to the extent that such representations and warranties are made as of a specified date, in which case such representations and warranties shall be true in all material respects as of the specified date.

      4.2   PERFORMANCE OF AGREEMENT

      The Company shall have performed in all material respects all obligations and agreements and complied with all covenants and conditions contained in this Agreement to be performed and complied with by them at or prior to the Closing Date.

      4.3   RESIGNATIONS

      Purchaser shall have received resignations effective as of the Closing Date of all the officers and directors of the Company, other than the Purchaser.

      4.4   DELIVERY OF SHARES

      Purchaser shall have received certificates representing the Slabs Online Stock, together with stock powers duly endorsed in blank.

                 ARTICLE V - CONDITIONS PRECEDENT TO OBLIGATIONS
                                 OF THE COMPANY

      The obligations of the Company to perform and observe the covenants, agreements and conditions hereof to be performed and observed by it at or prior to the Closing Date shall be subject to the satisfaction of the following conditions on or prior to the Closing Date, which conditions may be expressly waived in writing by the Company.

      5.1   ACCURACY OF REPRESENTATIONS AND WARRANTIES

      The representations and warranties of Purchaser contained herein shall have been true in all material respects when made and shall be true in all material respects as of the Closing Date as though made on that date, except as affected by transactions contemplated hereby and except and to the extent that such representations and warranties are made as of a specified date, in which case such representations and warranties shall be true as of the specified date.


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

      5.2   PERFORMANCE OF AGREEMENT

      Purchaser shall have performed all obligations and agreements and complied with all covenants and conditions contained in this Agreement to be performed and complied with by them at or prior to the Closing Date.

      5.3   DELIVERY OF SHARES

      The Company shall have received certificates representing the Purchaser Stock, together with stock powers duly endorsed in blank, signature guaranteed.

                            ARTICLE VI - TERMINATION

      This Agreement may be terminated at any time prior to the Closing:

      (a)   by the mutual consent of Purchaser and the Company;

      (b) by either party if the Closing has not occurred by December 29, 2004.

      Such termination shall not prejudice any party's right to seek remedies for another party's breach of this Agreement.

                              ARTICLE VII - GENERAL

      7.1   COOPERATION

      Each party hereto will fully cooperate with the other parties, their counsel and accountants in connection with any steps required to be taken as part of its obligations under this Agreement. Each party will use its reasonable best efforts to cause all conditions to this Agreement to be satisfied as promptly as possible and to obtain all consents and approvals necessary for the due and punctual performance of this Agreement and for the satisfaction of the conditions hereof. No party will undertake any course of action inconsistent with this Agreement or which would make any representations, warranties or agreements made by such party in this Agreement untrue or any conditions precedent to this Agreement unable to be satisfied at or prior to the Closing.

      7.2   CONFIDENTIALITY

      In connection with the transactions contemplated herein, the Company and Purchaser are furnishing each other with certain information which is either nonpublic, confidential or proprietary in nature. All such information furnished by one party to the other or its representatives is hereinafter referred to as the "Confidential Information." As used in this Agreement, the "representatives" of any party shall mean such party's officers, employees, agents or other representatives, including, without limitation, attorneys, accountants, consultants and financial advisors. In consideration of each party's being furnished with the Confidential Information of the other, each party agrees that:


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

            (a) The Confidential Information will be kept confidential and except as required by law will not, without the prior written consent of the party supplying the information, be disclosed by the receiving party or its representatives during such three-year period in any manner whatsoever, in whole or in part, and will not be used by the receiving party or its representatives directly or indirectly for any purpose other than evaluating and facilitating the transactions contemplated herein; provided, however, that upon the execution of this Agreement by the parties, the Company and its representatives will be free to use the Confidential Information to the extent required by law in any subsequent filings with federal or state authorities relating to the transactions contemplated herein. Each party agrees to transmit the Confidential Information only to those of its representatives who need to know the Confidential Information for the purpose of advising it regarding any of the purposes for which it is permitted to use the Confidential Information under the terms of this Agreement, who are informed by the party supplying such information of the confidential nature of the Confidential Information and who are directed by such party to comply with the terms of this Agreement. Each party will be responsible for any material breach of this Agreement by its representatives.

            (b) Without the prior written consent of the other parties to this Agreement, no party or any of its representatives will disclose to any other Person the fact that the Confidential Information has been made available, or any of the terms, conditions or other facts with respect to the transactions contemplated herein, including the status thereof, except as required by law or permitted under the terms of this Agreement.

            (c) In the event the parties do not proceed with the transactions contemplated herein, the Confidential Information and all copies thereof will be destroyed or returned promptly without retaining any copies thereof.

            (d) This Section 7.2 shall be inoperative as to such portions of the Confidential Information which (i) are or become generally available to the public other than as a result of a disclosure by the receiving party or its representatives which is not required by law; (ii) become available to the receiving party from a source with no obligation of confidentiality to the other party; (iii) describe technology independently developed by the receiving party; or (iv) were known to the receiving party on a non-confidential basis prior to its disclosure to the receiving party by the supplying party or one of its representatives.

            (e) In the event that a receiving party or any of its representatives is requested or becomes legally compelled (by written or oral interrogatories, subpoena, civil investigative demand or similar process) to disclose any of the Confidential Information for purposes not permitted by this Agreement, the receiving party will provide the supplying party with prompt written notice so that the supplying party may seek a protective order or other appropriate remedy and/or waive compliance with the provisions of this Agreement. In the event that such protective order or other remedy is not obtained, or that the supplying party waives compliance with the provisions of this Agreement, the receiving party will furnish only that portion of the Confidential Information which is legally required, and will exercise good-faith efforts to obtain reliable assurance that confidential treatment will be accorded the Confidential Information.


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

            (f) Each party agrees that the other parties shall be entitled to equitable relief, including injunction and specific performance, in the event of any breach of the provisions of clause (a), (b), (c) or (e) of this Section 7.2. Such remedies shall not be deemed to be the exclusive remedies for a breach of this Section 7.2 by any party or its representatives but shall be in addition to all other remedies available at law or equity.

            (g) It is further understood and agreed that no failure or delay by any party in exercising any right, power or privilege under this Section 7.2 shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise of any right, power or privilege hereunder.

      7.3   FURTHER ACTS

      After the Closing Date, each party hereto, at the request of and without any further cost or expense to the other parties, will take any further actions necessary or desirable to carry out the purposes of this Agreement.

      7.4   AMENDMENT

      The parties may amend, modify or supplement this Agreement at any time, but only in writing duly executed on behalf of each of the parties to be bound thereby.

      7.5   SURVIVAL OF WARRANTIES

      The representations and warranties contained in this Agreement shall survive the Closing for a period of one (1) year from the Closing.

      7.6   COUNTERPARTS

      This Agreement may be executed simultaneously in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

      7.7   HEADINGS

      The headings preceding the text of Articles and Sections of this Agreement are for convenience only and shall not be deemed parts thereof

      7.8   APPLICABLE LAW

      This Agreement, including all matters of construction, validity and performance, shall be governed by and construed and enforced in accordance with the laws of the state of New York, as applied to contracts executed and to be fully performed in such state by citizens of such state.


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

      7.9   PARTIES IN INTEREST

      All the terms and provisions of this Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective successors and permitted assigns of the parties hereto, whether herein so expressed or not, but neither this Agreement nor any of the rights, interests or obligations hereunder of any party hereto shall be assigned without the prior written consent of the other parties. This Agreement is not intended, nor shall it be construed, to confer any enforceable rights on any Person not a party hereto.

      7.10  NOTICES

      Any notice or demand desired or required to be given hereunder shall be in writing given by personal delivery or certified or registered mail, reputable overnight courier service, telegram or confirmed facsimile transmission, addressed as respectively set forth below or to such other address as any party shall have previously designated by such a notice, The effective date of any notice or request shall be three days from the date it is mailed by the addressor, upon delivery of the courier package if it is sent by courier, upon delivery to a telegraph company properly addressed with charges prepaid, upon confirmation of a successful facsimile transmission, or in any event upon personal delivery.

      Notices to Purchaser and the Company shall be sent as follows:

      To Purchaser:

      Mr. Steven Bruk
      #2410 - 650 West Georgia Street
      Vancouver, British Columbia
      V6B 4N7 Canada
      Phone: 604-649-8336
      Telecopier: 604-682-5564

      To the Company:

      Slabsdirect.com, Inc.
      1145 West 7th Avenue
      Vancouver, British Columbia
      V6H 1B5 Canada
      Phone:  604-733-2600
      Telecopier:  604-801-5580

      Copy to:

      Sichenzia Ross Friedman Ference LLP
      1065 Avenue of the Americas, 21st Floor
      New York, New York 10018
      Attn:  Marc Ross, Esq.
      Phone:  (212) 930-9700
      Telecopier:  (212) 930-9725


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

      IN WITNESS WHEREOF, the parties hereto have entered into and signed this Agreement as of the date and year first above written.


                                        PURCHASER


                                        /s/ Steven Bruk
                                        ----------------------------------------
                                        Steven Bruk


                                        SLABSDIRECT.COM, INC.


                                        By: /s/ Amit Sankhala
                                            ------------------------------------
                                            Amit Sankhala
                                            President


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